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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                     Date of Report (Date of earliest Event
                            Reported): July 30, 2007

                   IndyMac INDX Mortgage Loan Trust 2007-FLX6
                   ------------------------------------------
                         (exact name of issuing entity)
           Commission File Number of the issuing entity: 333-140726-13

                                IndyMac MBS, Inc.
                                -----------------
            (Exact name of the depositor as specified in its charter)
               Commission File Number of the depositor: 333-140726

                              IndyMac Bank, F.S.B.
                              --------------------
             (Exact name of the sponsor as specified in its charter)


         Delaware                                    95-4791925
-----------------------------    ----------     ---------------------
 (State or Other Jurisdiction                     (I.R.S. Employer
      of Incorporation)                         Identification No.)


          155 North Lake Avenue
            Pasadena, California                            91101
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          (Address of Principal                            (Zip Code)
           Executive Offices)



Registrant's telephone number, including area code: (800) 669-2300


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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
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[ ]  Pre-commencement communications pursuant to Rule 14e-4(c) under the
     Exchange Act (17 CFR 240.14e-4(c))



Section 8     Other Events

Item 8.01     Other Events.

          On July 30, 2007, IndyMac MBS, Inc. (the "Company") entered into a Pooling and Servicing Agreement dated as of July 1, 2007 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, IndyMac Bank, F.S.B. ("IndyMac"), as seller and as servicer, and Deutsche Bank National Trust Company, trustee (in such capacity, the "Trustee") and supplemental interest trustee (in such capacity, the "Supplemental Interest Trustee"), providing for the issuance of the Company's IndyMac INDX Mortgage Loan Trust 2007-FLX6, Mortgage Pass-Through Certificates, Series 2007-FLX6 (the "Certificates"). The Pooling and Servicing Agreement is annexed hereto as
Exhibit 4.1.

     On July 30, 2007, Merrill Lynch Capital Services, Inc., as counterparty (the "Counterparty") and the Supplemental Interest Trustee entered into an corridor contract for the LIBOR Certificates, as evidenced by a confirmation between such parties (the "Corridor Confirmation"). The Corridor Confirmation is annexed hereto as Exhibit 10.1.

     On July 30, 2007, the Counterparty and the Swap Trustee entered into an interest rate swap contract for the LIBOR Certificates, as evidenced by a confirmation between such parties (the "Swap Confirmation"). The Swap Confirmation is annexed hereto as Exhibit 10.2.

     On July 30, 2007, the Company entered into an Item 1115 Agreement (the "Item 1115 Agreement), dated as of June 29, 2006, by and among the Company, as depositor, IndyMac ABS, Inc., IndyMac Bank, F.S.B. and the Counterparty. The
Item 1115 Agreement is annexed hereto as Exhibit 10.3.




Section 9     Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

         Not applicable.

(b) Pro forma financial information.

         Not applicable.

(c) Shell Company Transactions.

         Not applicable.

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(d) Exhibits.

Exhibit No.       Description

     4.1 Pooling and Servicing Agreement, dated as of July 1, 2007, by and among the Company, IndyMac and the Trustee.

     10.1 The Corridor Confirmation, dated July 30, 2007, between the Counterparty and the Supplemental Interest Trustee.

     10.2 The Swap Confirmation, dated July 30, 2007, between the Counterparty and the Swap Trustee.

     10.3 The 1115 Agreement, dated June 29, 2006, among the Company, IndyMac and the Counterparty.




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SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  INDYMAC MBS, INC.



                                                  By:  /s/ Victor H. Woodworth
                                                       -----------------------
                                                         Victor H. Woodworth
                                                         Vice President



Dated: August 17, 2007


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                                  Exhibit Index

Exhibit
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     4.1  Pooling and Servicing Agreement, dated as of July 1, 2007, by and among the Company, IndyMac and the Trustee.

     10.1 The Corridor Confirmation, dated July 30, 2007, between the Counterparty and the Supplemental Interest Trustee.

     10.2 The Swap Confirmation, dated July 30, 2007, between the Counterparty and the Swap Trustee.

     10.3 The 1115 Agreement, dated February 27, 2006, among the Company, IndyMac and the Counterparty.